EQ ADVISORS TRUSTSM

EQ/Franklin Templeton Allocation Managed Volatility Portfolio

EQ/MFS Technology II Portfolio

EQ/Templeton Global Equity Managed Volatility Portfolio

EQ/UBS Growth and Income Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

SUPPLEMENT DATED MAY 22, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.equitable-funds.com.

At a Joint Special Meeting of Shareholders held on May 22, 2020, the shareholders of each series of the Trust listed in the table below under the heading “Acquired Portfolio” approved an Agreement and Plan of Reorganization and Termination pursuant to which each Acquired Portfolio will be acquired by the series of the Trust listed opposite its name in the table below under the heading “Acquiring Portfolio” (each, a “Reorganization”). Each Reorganization is expected to be consummated after the close of business on the date set forth in the table below under the heading “Closing Date.”

Acquired Portfolio	Acquiring Portfolio	Closing Date
EQ/Franklin Templeton Allocation Managed Volatility Portfolio	EQ/Aggressive Growth Strategy Portfolio	June 5, 2020
EQ/MFS Technology II Portfolio	EQ/MFS Technology Portfolio	June 5, 2020
EQ/Templeton Global Equity Managed Volatility Portfolio	1290 VT SmartBeta Equity Portfolio	June 12, 2020
EQ/UBS Growth and Income Portfolio	EQ/Capital Group Research Portfolio	June 5, 2020
Multimanager Mid Cap Growth Portfolio	EQ/Janus Enterprise Portfolio	June 5, 2020
Multimanager Mid Cap Value Portfolio	EQ/American Century Mid Cap Value Portfolio	June 12, 2020
(each, an “Acquired Portfolio”)	(each, an “Acquiring Portfolio”)

As a result of a Reorganization, shareholders of an Acquired Portfolio will become shareholders of its corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the Closing Date, and the Acquired Portfolio will be terminated.

As disclosed in the Prospectus, to the extent that a Portfolio (e.g., an Acquiring Portfolio) is undergoing a transition (e.g., a Reorganization), it may not be pursuing its investment objective or executing its principal investment strategies.

Effective after the close of business on June 5, 2020, all references to EQ/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/MFS Technology II Portfolio, EQ/UBS Growth and Income Portfolio, and Multimanager Mid Cap Growth Portfolio are hereby deleted in their entirety from the Prospectus and SAI of the Trust.

Effective after the close of business on June 12, 2020, all references to EQ/Templeton Global Equity Managed Volatility Portfolio and Multimanager Mid Cap Value Portfolio are hereby deleted in their entirety from the Prospectus and SAI of the Trust.

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